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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 14, 2003

                                KMART CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MICHIGAN                     1-327                    38-0729500
--------------------------   -----------------------     ----------------------
     (STATE OR OTHER               (COMMISSION                (IRS EMPLOYER
     JURISDICTION OF               FILE NUMBER)            IDENTIFICATION NO.)
      INCORPORATION)

       3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                    48084
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   248-463-1000
                                                     ------------


                                 NOT APPLICABLE
   --------------------------------------------------------------------------
          FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

                  Kmart Corporation (the "Company") filed its monthly operating report for the period commencing November 28, 2002 and ended January 1, 2003 (the "Operating Report") with the United States Bankruptcy Court for the Northern District of Illinois, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 02-B02474.

                  The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                           (c) Exhibit.         Document Description

                               99 Monthly Operating Report for the Period November 28, 2002 to
                                                January 1, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Kmart Corporation
                                                            (Registrant)


Date: January 14, 2003                              By:  /s/ A. A. Koch
                                                       -------------------------
                                                         A. A. Koch
                                                         Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number          Document Description

99              Monthly Operating Report For The Period November 28, 2003 to
                January 1, 2003.






















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